Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Lawrence E. Davanzo, President of Wilshire Variable Insurance Trust (the "Registrant"), certify, to the best of my knowledge, that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




Date:  March 11, 2010                             /s/  Lawrence E. Davanzo
      ------------------------                    ------------------------------
                                                  Lawrence E. Davanzo, President
                                                  (principal executive officer)

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Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley

I, Michael Wauters, Treasurer of Wilshire Variable Insurance Trust (the "Registrant"), certify, to the best of my knowledge, that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




Date:  March 11, 2010                               /s/ Michael Wauters
      --------------------------                    ----------------------------
                                                    Michael Wauters, Treasurer
                                                   (principal financial officer)